Exhibit 99.15

EXECUTION VERSION
(Account – With Activation)

DEPOSIT ACCOUNT CONTROL AGREEMENT

This Deposit Account Control Agreement (the "Agreement") is entered into as of February 12, 2014, among Global Geophysical Services, Inc. ("GGS"), Global Microseismic Services, Inc. ("Microseismic"), GGS Lease Co., Inc. ("Lease"), Global Eurasia, LLC, ("Eurasia", and together with GGS, Microseismic and Lease collectively, "Company"), TPG Specialty Lending, Inc. ("TPG") as collateral agent ("Collateral Agent") for the Secured Parties (as defined below), and Bank of America, N.A. ("Bank") with respect to the following:

RECITALS:

A.        Bank has agreed to establish and maintain for Company certain deposit accounts identified as numbers 488031266121, 488031266134, 488031266147,  488038414688 and 488032919590 (referred to individually and collectively, as the "Account").

B.        Pursuant to that certain Pledge and Security Agreement, dated as of September 30, 2013, as it may be amended, restated, supplemented or otherwise modified from time to time, Company has granted a security interest in favor of the Collateral Agent for the benefit of certain secured parties ("Secured Parties") in the Account and in any checks, automated clearinghouse ("ACH") transfers, wire transfers, instruments and other payment items (collectively, "Funds") deposited in the Account.

C.        Company and Collateral Agent have requested Bank to enter into this Agreement to evidence Collateral Agent's security interest in the Account and to provide for the disposition of the Funds deposited in the Account.

D.        Bank is willing to enter into this Agreement for the benefit of Company and Collateral Agent pursuant to the terms to and conditions set forth herein.

Accordingly, Company, Collateral Agent and Bank agree as follows:

1.  Collateral Agent’s Control over the Account.

(a)        This Agreement evidences Collateral Agent's control over the Account.  Notwithstanding any contrary duties owed by Bank to the Company  under any other deposit account agreements, terms and conditions or other documentation entered into by and between Bank and the Company governing the Account and any cash management or similar services provided by Bank or an affiliate of Bank in connection with the Account, including without limitation, services in connection with any "Lockbox", as defined below (collectively, the "Account Related Agreements"), Bank will comply with instructions originated by Collateral Agent as set forth herein directing the disposition of Funds in the Account without further consent of the Company or any other person or entity.  Bank may follow such instructions even if doing so results in the dishonoring by Bank of items presented for payment from the Account or Bank otherwise not complying with any instruction from Company directing the disposition of any Funds in the Account.

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(b)        Company represents and warrants to Collateral Agent and Bank that it has not assigned or granted a security interest in the Account or any Funds deposited in the Account, except to Collateral Agent and Bank.

(c)        Company will not permit any Account to become subject to any other pledge, assignment, lien, charge or encumbrance of any kind ("Charges"), other than Collateral Agent's security interest referred to herein, Bank’s setoffs and the Charges permitted hereinafter.

(d)        Company covenants to Collateral Agent that it will not close the Account prior to the termination of this Agreement.  Bank shall have no liability in the event Company breaches this covenant to Collateral Agent.

2.  Company Access to the Account.  Except as otherwise provided in this Section 2 of the Agreement, prior to the Activation Effective Time (as defined below) Bank may honor withdrawal, payment, transfer, or other instructions originated by the Company  concerning the disposition of Funds in the Account (collectively, "Company Instructions").  On and after the Activation Effective Time, Bank shall only honor instructions originated by Collateral Agent concerning the disposition of Funds in the Account ("Collateral Agent Instructions") without further consent from the Company or any other person or entity and Company shall have no right or ability to access, withdraw or transfer Funds from the Account.  Except as provided herein, no Collateral Agent Instruction may be rescinded or modified without Bank's consent.  Both Collateral Agent and Company acknowledge that Bank may, without liability, (i) comply with any Company Instruction or otherwise complete a transaction involving the Account that Bank or an affiliate had started to process before the Activation Effective Time and (ii) commence to solely honor Collateral Agent’s Instructions at any time or from time to time after Bank becomes aware that Collateral Agent has sent to Bank the Activation Notice (as defined below) even if prior to the Activation Effective Time (including without limitation halting, reversing or redirection of any transaction), which actions (under (i) and/or (ii)) shall not, in any way, affect the commencement of the Activation Effective Time.  The Account may receive merchant card deposits and chargebacks.  Company acknowledges and agrees that upon commencement of the Activation Effective Time, chargebacks may be blocked from debiting the Account.

For purposes hereof, and notwithstanding anything to the contrary in this agreement, the "Activation Effective Time" shall commence upon the opening of business on the second Banking Day (as defined below) following the Banking Day on which a notice purporting to be signed by Collateral Agent in substantially the form of Exhibit A is delivered to the location of Bank to which Collateral Agent is required hereunder to send the Activation Notice, with a copy of this Agreement attached (the "Activation Notice"), is acknowledged by the Bank within a reasonable time after receipt of such Activation Notice, not to exceed two Banking Days provided, however, that if such receipt is acknowledged on any day after 12:00 noon, eastern time, the acknowledgement shall be deemed to have occurred on the next Banking Day.  A "Banking Day" is any day other than a Saturday, Sunday or other day on which Bank is or is authorized or required by law to be closed.

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    Within a reasonable time, after commencement of the Activation Effective Time and continuing on each Banking Day thereafter, Bank shall wire transfer all immediately available Funds in the Account to the account specified by Collateral Agent in the Activation Notice.  In the event Collateral Agent requests in writing a change to the wire transfer instructions provided to Bank in the Activation Notice by sending a written notice in substantially the form of Exhibit B and sent to the location of Bank to which Collateral Agent is required hereunder to send the Activation Notice  to Bank to the location set forth hereunder, any such change requested by Collateral Agent shall commence within a reasonable time, but no earlier than two Banking Days, after the opening of business on the second Banking Day following the Banking Day on which such notice is acknowledged by Bank; provided, however, that if such receipt is acknowledged on any day after 12:00 noon, eastern time, the acknowledgement shall be deemed to have occurred on the next Banking Day.  Funds are not available if (i) they are not available pursuant to Bank’s funds availability policy as set forth in the Account Related Agreements or (ii) in the reasonable determination of Bank, (A) they are subject to hold, dispute or a binding order, judgment, decree or injunction or a garnishment, restraining notice or other legal process directing or prohibiting or otherwise restricting, the disposition of the Funds in the Account or (B) the transfer of such Funds would result in Bank failing to comply with a statute, rule or regulation.

3.        Returned Items. Collateral Agent and Company understand and agree that the face amount ("Returned Item Amount") of each Returned Item (as defined herein) may be paid by Bank debiting the Account to which the Returned Item was originally credited, without prior notice to Collateral Agent or Company.  As used in this Agreement, the term "Returned Item" means (i) any item deposited to an Account and returned unpaid or otherwise uncollected, whether for insufficient funds or for any other reason, and without regard to timeliness of the return or the occurrence or timeliness of any drawee’s notice of non-payment; (ii) any item subject to, a claim against Bank of breach of transfer or presentment warranty under the Uniform Commercial Code (as adopted in the applicable state), Regulation CC (12 C.F.R. §229), clearing house operating rules or NACHA as in effect from time to time; (iii) any ACH entry credited to the Account and returned unpaid or subject to an adjustment entry under applicable clearing house rules, whether for insufficient funds or for any other reason, and without regard to timeliness of the return or adjustment; (iv) any credit to the Account from a merchant card transaction, against which a contractual demand for chargeback has been made; and (v) any credit to the Account made in error and any other adjustments including those due to encoding errors or other items posted to the account in error.

4.        Settlement Items.  Collateral Agent and Company understand and agree that Bank may pay the face amount ("Settlement Item Amount") of each Settlement Item (as defined herein) by debiting the applicable Account, without prior notice to Collateral Agent or Company.  As used in this Agreement, the term "Settlement Item" means (i) each check or other payment order drawn on or payable against any controlled disbursement account, a Controlled Balance Account (as defined below)or other deposit account at any time linked to any Account by a controlled balance arrangement (each a "Linked Account"), which Bank takes for deposit or value, cashes or exchanges for a cashier’s check or official check in the ordinary course of business prior to the Activation Effective Time, and which is presented for settlement against the Account (after having been presented against the Linked Account) after the Activation Effective Time, (ii) each check or other payment order drawn on or payable against an Account, which, prior to the Activation Effective Time, Bank takes for deposit or value, assures payment pursuant to a banker’s acceptance, cashes or exchanges for a cashier’s check or official check in the ordinary course of business after Bank’s cutoff time for posting, (iii) each ACH credit entry initiated by Bank, as originating depository financial institution, on behalf of Company, as originator, prior to Activation Effective Time, which ACH credit entry settles after Activation Effective Time, and (iv) any other payment order drawn on or payable against an Account, which Bank has paid or funded prior to the Activation Effective Time, and which is first presented for settlement against the Account in the ordinary course of business after the Activation Effective Time.  Company and Collateral Agent acknowledge and agree that if there are Linked Accounts not subject to this Agreement, that upon commencement of the Activation Effective Time any such Linked Accounts will be de-linked and will no longer transfer balances to or from the Account.  “Controlled Balance Account” is a deposit account that is linked to one or more other deposit accounts in order to allow transfers to be made between such accounts on an automated basis, pursuant to the Company’s instructions, in order to maintain a specified balance in one or more of the Linked Accounts, including, without limitation, zero balance arrangements where transfers are made to a subaccount from a master account or from a subaccount to a master account at the end of each Banking Day in order to maintain a zero balance in such subaccount at the end of such Banking Day.

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5.        Account Related Agreements.  This Agreement supplements, rather than replaces, the Account Related Agreements.  The Account Related Agreements will continue to apply to the Account and cash management or similar services provided by Bank or any affiliate of Bank in connection with the Account to the extent not directly in conflict with the provisions of this Agreement (provided, however, that in the event of any such conflict, the provisions of this Agreement shall control).

6.        Lockboxes.  To the extent that any Funds to be deposited to the Account have been received in one or more post office lockboxes maintained for Company by Bank (each a "Lockbox") and have been or will be processed by Bank for deposit to the Account in accordance with the terms of the applicable Account Related Agreement (the "Remittances"), Company acknowledges that Company has granted to Collateral Agent a security interest in all Remittances.  Company agrees that after Bank receives the Activation Notice, Company will not instruct Bank regarding the receipt, processing or deposit of Remittances nor will it attempt to change or redirect the items deposited in the Lockbox.  Company and Collateral Agent acknowledge and agree that Bank’s operation of each Lockbox, and the receipt, retrieval, processing and deposit of Remittances, will at all times be governed by Bank’s Account Related Agreements (as supplemented by this Agreement).

7.        Bank Subordination and Permitted Debits.  Bank agrees that, after the Activation Effective Time, Bank shall not offset, charge, deduct, debit or otherwise withdraw funds from the Account, except as permitted by this Section 7, until Bank has been advised in writing by Collateral Agent that this Agreement has been terminated.  Collateral Agent shall use commercially reasonable efforts to notify Bank promptly in writing upon payment in full of Company's obligations by means of a Termination Notice (defined below).

Continuing after commencement of the Activation Effective Time, Bank is permitted to debit the Account for:

(a)  Bank’s documented fees and charges relating to the Account or associated with this Agreement and any other documented charges, fees, expenses, payments and other amounts for treasury management services or card services provided by Bank to the Company, including, without limitation, funds transfer (origination or receipt), trade, merchant card, lockbox, stop payment, positive pay, automatic investment, imaging, and information services (collectively "Bank Fees");

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(b)  any Returned Item Amounts;

(c)  any Settlement Item Amounts; and

(d)  chargebacks regarding merchant card deposits and debits related to cash vault coin and currency requests (“Permitted Debits”).

Bank’s right to debit the Account under this Section 7 shall exist notwithstanding any obligation of the Company or Collateral Agent to reimburse or indemnify Bank.

8.        Company and Collateral Agent Responsibilities.

(a)        If the balances in the Account are not sufficient to compensate Bank for any Bank Fees, Company agrees to pay Bank on written demand the amount due Bank.  If Company fails to so pay Bank and such Bank Fees are incurred on or after the Activation Effective Time, Collateral Agent agrees to pay Bank within 5 Banking Days after Bank's written demand to Collateral Agent with respect to such Bank Fees.  The failure of Company or Collateral Agent to so pay Bank shall constitute a breach of this Agreement.

(b)        If the balances in the Account are not sufficient to compensate Bank for any Returned Item Amounts or Settlement Item Amounts, Company agrees to pay Bank on written demand the amount due Bank.  If Company fails to so pay Bank within five Banking Days of such demand, Collateral Agent agrees to pay Bank the amount due within 5 Banking Days after Bank's demand to Collateral Agent to pay such amount up to any amount transferred by Bank to Collateral Agent pursuant to the terms of this Agreement.  The failure by Company or Collateral Agent to so pay Bank shall constitute a breach of this Agreement.

(c)        Bank is authorized, without prior notice and without regard to the Activation Notice under this Agreement or any other control agreement with Collateral Agent, from time to time to debit any other account Company may have with Bank for the amount or amounts due Bank under this Agreement or any other Account Related Agreement.

(d)        At the request of Bank, Company agrees to provide Bank with quarterly unaudited and annual audited financial statements within a reasonable period of time after the end of each quarter or year-end, as applicable, to Bank’s address set forth below.

9.        Bank Statements.   In addition to the original Bank statement for the Account provided to Company, Bank will provide Collateral Agent with a duplicate of such statement.

10.      Bank’s Responsibility/Limitation of Liability.

(a)        Bank will not be liable to Company or Collateral Agent for any expense, claim, loss, damage or cost ("Damages") arising out of or relating to its performance or failure to perform under this Agreement other than those Damages that result solely and directly from Bank’s acts or omissions constituting gross negligence or intentional misconduct as determined in a court of competent jurisdiction in a final non-appealable order.  Bank’s obligations hereunder shall be that of a depository bank, and nothing in this Agreement shall create custodial or bailee obligations.

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(b)        In no event will Bank be liable for any special, indirect, exemplary, punitive or consequential damages, including but not limited to lost profits.

(c)        Bank will be excused from any failure to act or delay in acting, and no such failure or delay shall constitute a breach of this Agreement or otherwise give rise to any liability of Bank, if (i) such failure or delay is caused by circumstances beyond Bank's reasonable control, including but not limited to legal constraint, emergency conditions, action or inaction of governmental, civil or military authority, fire, strike, lockout or other labor dispute, war, riot, theft, acts of terrorism, flood, earthquake or other natural disaster, breakdown of public or private or common carrier communications or transmission facilities, equipment failure, or negligence or default of Company or Collateral Agent or (ii) such failure or delay resulted from Bank's reasonable belief that the action would have violated any of Bank’s guidelines or policies, or rule or regulation of any governmental authority.

(d)        Bank shall have no duty to inquire or determine whether Company’s obligations to Collateral Agent are in default or whether Collateral Agent is entitled to provide the Activation Notice or any Collateral Agent Instructions to Bank.  Bank may rely on notices and communications it believes in good faith to be genuine and given by the appropriate party.  Bank may accept, acknowledge or act upon any notice, instructions or other directions hereunder that contain minor mistakes or other irregularities, including notices that fail to attach an accurate copy of this Agreement.

(e)        Notwithstanding any of the other provisions in this Agreement, in the event of the commencement of a case pursuant to Title 11, United States Code, filed by or against Company, or in the event of the commencement of any similar case under then applicable federal or state law providing for the relief of debtors or the protection of creditors by or against Company, Bank may act as Bank deems reasonably necessary to comply with all applicable provisions of governing statutes and shall not be in violation of this Agreement as a result.

(f)        Bank shall be permitted to comply with any writ, levy, order or other similar judicial or regulatory order or process concerning the Account or any Funds and shall not be in violation of this Agreement for so doing.

11.      Indemnities.

(a)        Company shall indemnify, defend and hold harmless Bank against all liabilities, expense, claim, loss, damage or cost of any nature (including but not limited to allocated costs of in-house legal services and other reasonable attorney’s fees) and any other fees and expenses, whether to Bank or to third parties (“Losses”) in any way arising out of or relating to this Agreement, including all costs of settlement of claims.  This section does not apply to any Losses solely attributable to gross negligence or intentional misconduct of Bank as determined by a court of competent jurisdiction in a final non-appealable order.

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(b)        Collateral Agent shall indemnify, defend and hold harmless Bank against all Losses arising out of Bank's compliance with any written instructions given by Collateral Agent to Bank pursuant to this Agreement after receipt of the Activation Notice from Collateral Agent other than Losses solely attributable to Bank’s gross negligence or intentional misconduct as determined by a court of competent jurisdiction in a final non-appealable order.

(c)        Company shall pay to Bank, upon receipt of Bank's invoice, all costs, expenses and attorneys' fees (including allocated costs for in-house legal services) incurred by Bank in connection with the enforcement of this Agreement or any related instrument or agreement, including but not limited to any costs, expenses and fees arising out of the resolution of any conflict, dispute, motion regarding entitlement to rights or rights of action, or other action relating to Bank's rights or obligations in a case arising under Title 11, United States Code.  Company agrees to pay Bank, upon receipt of Bank's invoice, all costs, expenses and attorneys' fees ((including allocated costs for in-house legal services) incurred by Bank in the preparation and administration of this Agreement or any related instrument or agreement (including any amendments thereto).

(d)        Collateral Agent shall pay to Bank, within 10 days following receipt of Bank’s invoice, all reasonable and documented costs, expenses and attorneys’ fees (including documented fees and disbursements of external counsel, or without duplication of such fees and disbursements of external counsel, allocated costs for in-house legal services, in each case, to the extent actually incurred) incurred by Bank in connection with the enforcement against Collateral Agent of its obligations hereunder following any breach by Collateral Agent of its obligations hereunder.

12.      Termination and Assignment of this Agreement.

(a)        Collateral Agent may terminate this Agreement by providing notice substantially in the form of Exhibit C ("Termination Notice") together with a copy of this Agreement to Company and Bank, provided that Bank shall have a reasonable time to act on such termination.  Collateral Agent may assign this Agreement by providing 30 days' prior written notice of such assignment together with a copy of this Agreement to Company and Bank.  Bank may terminate this Agreement upon 30 days' prior written notice to Company and Collateral Agent.  Company may not terminate this Agreement except with the written consent of Collateral Agent and upon prior written notice to Bank.

(b)        Notwithstanding subsection 12(a), Bank may terminate this Agreement upon 5 Banking Days' prior written notice to Company and Collateral Agent if either Company or Collateral Agent breaches any of the terms of this Agreement, and such a breach is not cured within such 5 Banking Day period.

(c)        Sections 8, 10 and 11 shall survive any termination of this Agreement, provided that, Collateral Agent's reimbursement and indemnification obligations shall terminate concurrently with the expiration of the applicable statute of limitations following the date of termination of this Agreement.

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13.      Representations and Warranties.

(a)        Each party represents and warrants to the other parties that (i) this Agreement constitutes its duly authorized, legal, valid, binding and enforceable obligation; (ii) the performance of its obligations under this Agreement and the consummation of the transactions contemplated hereunder will not (A) constitute or result in a breach of its certificate or articles of incorporation, by-laws or partnership agreement, as applicable, or the provisions of any material contract to which it is a party or by which it is bound or (B) result in the violation of any law, regulation, judgment, decree or governmental order applicable to it; and (iii) all approvals and authorizations required to permit the execution, delivery, performance and consummation of this Agreement and the transactions contemplated hereunder have been obtained.

(b)        Company agrees that it shall be deemed to make and renew each representation and warranty in subsection 13(a) on and as of each day on which Company uses the services set forth in this Agreement.  Collateral Agent agrees it shall be deemed to make and renew each representation and warranty in subsection 13(a) upon sending the Activation Notice or sending any Collateral Agent's Instructions to Bank.

14.      Miscellaneous.

(a)        This Agreement may be amended only by a writing signed by Company, Collateral Agent and Bank; except that Bank Fees are subject to change by Bank upon 30 days' prior written notice to Company.

(b)        This Agreement may be executed in counterparts; all such counterparts shall constitute but one and the same agreement.  This Agreement shall become effective when it shall have been executed by Bank and when Bank shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

(c)        This Agreement controls in the event of any conflict between this Agreement and any other document or written or oral statement.  This Agreement supersedes all prior understandings, writings, proposals, representations and communications, oral or written, of any party relating to the subject matter hereof.

(d)        This Agreement shall be interpreted in accordance with New York law, without reference to that state's conflict of law principles.

(e)        Any written notice or other written communication to be given under this Agreement shall be addressed or faxed to each party at its address or fax number set forth on the signature page of this Agreement or to such other address or fax numbers a party may specify in writing in accordance with this Section 14.  Except as otherwise expressly provided herein, any such notice sent via (i) mail or overnight courier shall be effective upon receipt or (ii) fax transmission shall be effective upon successful transmission thereof, provided such notice is also sent via overnight courier.

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(f)        Nothing contained in the Agreement shall create any agency, fiduciary, joint venture or partnership relationship among any of Bank, Company or Collateral Agent, and nothing in this Agreement shall create custodial or bailee obligations of Bank to any party.  Company and Collateral Agent agree that nothing contained in this Agreement, nor any course of dealing among the parties to this Agreement, shall constitute a commitment or other obligation on the part of Bank to extend credit or services to Company or Collateral Agent.

(g)        Each party hereto intentionally, knowingly and voluntarily irrevocably waives any right to trial by jury in any proceeding related to this Agreement.

The remainder of this page is intentionally left blank.

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In Witness Whereof, the parties hereto have executed this Agreement by their duly authorized officers as of the day and year first above written.

GLOBAL GEOPHYSICAL SERVICES, INC.
("Company")

By:	/s/ SEAN M. GORE	Address for notices:
Name:	Sean M. Gore	Global Geophysical Services, Inc.
Title:	SVP & Chief Financial Officer	13927 South Gessner Road
Missouri City, TX 77489
Attention: James Brasher
Facsimile: 713-808-7810

GLOBAL MICROSEISMIC SERVICES, INC.
("Company")

By:	/s/ SEAN M. GORE	Address for notices:
Name:	Sean M. Gore	Global Microseismic Services, Inc.
Title:	SVP & Chief Financial Officer	13927 South Gessner Road
Missouri City, TX 77489
Attention: James Brasher
Facsimile: 713-808-7810

GGS LEASE CO., INC.
("Company")

By:	/s/ SEAN M. GORE	Address for notices:
Name:	Sean M. Gore	GGS Lease Co., Inc.
Title:	SVP & Chief Financial Officer	13927 South Gessner Road
Missouri City, TX 77489
Attention: James Brasher
Facsimile: 713-808-7810

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GLOBAL EURASIA, LLC
("Company")

By:	/s/ SEAN M. GORE	Address for notices:
Name:	Sean M. Gore	Global Eurasia, LLC
Title:	SVP & Chief Financial Officer	13927 South Gessner Road
Missouri City, TX 77489
Attention: James Brasher
Facsimile: 713-808-7810

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TPG SPECIALTY LENDING, INC.
("Collateral Agent")

By:	/s/ MICHAEL FISHMAN	Address for notices:
Name:	Michael Fishman	TPG Specialty Lending, Inc.
Title:	CEO	888 7th Avenue, 4th Floor
New York, NY 10019
Attention: Philip T. Warren
Facsimile: 212-430-4611

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Bank of America, N.A.
("Bank")

By:	/s/ ALEXIS WILSON	Address for notices:
Name:	Alexis Wilson	Bank of America, N.A.
Title:	Vice President	2001 Clayton Road, Building B
Concord, CA 94520-2425
Attn: Blocked Account Support
Mail Code: CA4-702-02-37

Telephone: 925.675.7169
Facsimile: 877.207.2524

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 EXHIBIT A
 DEPOSIT ACCOUNT CONTROL AGREEMENT

[Letterhead of Collateral Agent]

To:	Bank of America, N.A.
2001 Clayton Road, Building B
Concord, CA 94520-2425
Attn: Blocked Account Support
Mail Code: CA4-702-02-37

		Re:	Global Geophysical Services, Inc.
Account Nos. 488031266121, 488031266134, 488031266147, 488038414688 and 488032919590

Ladies and Gentlemen:

Reference is made to the Deposit Account Control Agreement dated __________________, 2014 (the "Agreement") among Global Geophysical Services, Inc. ("GGS"), Global Microseismic Services, Inc. ("Microseismic"), GGS Lease Co., Inc. ("Lease"), Global Eurasia, LLC, ("Eurasia", and together with GGS, Microseismic and Lease collectively, "Company"), us and you regarding the above-described account (the "Account"), a copy of which is attached hereto.  In accordance with Section 2 of the Agreement, we hereby give you notice of our exercise of control of the Account and we hereby instruct you to transfer funds to the below account as follows:

Bank Name:
Bank Address:
ABA No.:
Account Name:
Account No.:
Beneficiary’s Name:

Very truly yours,

TPG SPECIALTY LENDING, INC.,
as Collateral Agent

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By:__________________________
Name: _______________________
Title: ________________________

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ACKNOWLEDGED AND AGREED:

BANK OF AMERICA, N.A., as Bank

By
Name:
Title:
Date:

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 EXHIBIT B
 DEPOSIT ACCOUNT CONTROL AGREEMENT

[Letterhead of Collateral Agent]

To:	Bank of America, N.A.
2001 Clayton Road, Building B
Concord, CA 94520-2425
Attn: Blocked Account Support
Mail Code: CA4-702-02-37

		Re:	Global Geophysical Services, Inc.
Account Nos. 488031266121, 488031266134, 488031266147, 488038414688 and 488032919590

Ladies and Gentlemen:

Reference is made to the Deposit Account Control Agreement dated __________________, 2014 (the "Agreement") among Global Geophysical Services, Inc. ("GGS"), Global Microseismic Services, Inc. ("Microseismic"), GGS Lease Co., Inc. ("Lease"), Global Eurasia, LLC, ("Eurasia", and together with GGS, Microseismic and Lease collectively, "Company"), us and you regarding the above-described account (the "Account").  In accordance with Section 2 of the Agreement, we hereby give you notice of our request to change the wire transfer instructions provided to Bank in the Activation Notice, and we hereby instruct you to transfer funds to the below account as follows:

Bank Name:
Bank Address:
ABA No.:
Account Name:
Account No.:
Beneficiary’s Name:

Very truly yours,

TPG SPECIALTY LENDING, INC.,
as Collateral Agent

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By:__________________________
Name: _______________________
Title: ________________________

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ACKNOWLEDGED AND AGREED:

BANK OF AMERICA, N.A., as Bank

By
Name:
Title:
Date:

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EXHIBIT C
DEPOSIT ACCOUNT CONTROL AGREEMENT

Letterhead of Collateral Agent

 _______ __, 20__
Bank of America, N.A.
2001 Clayton Road, Building B
Concord, CA 94520-2425
Attn:  Blocked Account Support
Mail Code:  CA4-702-02-37

Re:           Termination of Deposit Account Control Agreement

Accounts: 488031266121, 488031266134, 488031266147,  488038414688 and 488032919590

Ladies and Gentlemen:

Reference is made to that certain Deposit Account Control Agreement dated as of  , 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement") among you, Global Geophysical Services, Inc. ("GGS"), Global Microseismic Services, Inc. ("Microseismic"), GGS Lease Co., Inc. ("Lease"), Global Eurasia, LLC, ("Eurasia", and together with GGS, Microseismic and Lease collectively, "Company") and us as ("Collateral Agent "), a copy of which is attached hereto.

You are hereby notified that the Agreement is terminated with respect to the undersigned, and you have no further obligations to the undersigned thereunder and Collateral Agent is terminating its security interest in the Account.  Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to the Account from the Company.

This notice terminates any obligations you may have to the undersigned with respect to the Account.

Very truly yours,

_____________________
as Collateral Agent

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